UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

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☐	Definitive Proxy Statement
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REVOLVE GROUP, INC.

(Name of Registrant as Specified In Its Charter)

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Your Vote Counts!REVOLVE GROUP, INC.2021 Annual MeetingVote by June 10, 202111:59 PM ETREVOLVE GROUP, INC.12889 MOORE STREETCERRITOS, CA 90703D53640-P53052You invested in REVOLVE GROUP, INC. and it’s time to vote!You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 11, 2021.Get informed before you voteView the Annual Report, Notice and Proxy Statement online OR you can receive a free paper or email copy of the materials by requesting them prior to May 28, 2021. If you would like to request a copy of the materials for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.For complete information and to vote, visit www.ProxyVote.com Control #Vote Virtually at the Meeting*June 11, 202111:00 AM PTSmartphone usersPoint your camera here and vote without entering a control numberVirtually at:www.virtualshareholdermeeting.com/RVLV2021*Please check the meeting materials for any special requirements for meeting attendance.V1Vote at www.ProxyVote.comTHIS IS NOT A VOTABLE BALLOTThis is an overview of the proposals being presented at the upcoming stockholder meeting and the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.ProxyVote.com or easily request a paper or email copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. Please follow the instructions on the reverse side to vote on these important matters.Board RecommendsVoting Items1. Election of Directors Nominees:For01) Mike Karanikolas02) Michael Mente03) Melanie Cox04) Hadley Mullin 05) Marc Stolzman2. Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021.ForNOTE: In their discretion, each proxy may also vote upon such other business as may properly come before the meeting or any postponement or adjournment thereof.Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.D53641-P53052